INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Pre-Effective Amendment No. 1 to Registration No. 333-78269 of Oppenheimer Main Street Small Cap Fund of our report dated June 29, 1999 appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Denver, Colorado
June 30, 1999












847-AuditCon699.doc